UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224
San Francisco, CA 94104
(Address of principal executive offices) (zip code)

(213) 400-0770
(Registrant’s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2012, at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Bitzio, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 (“Common Stock”), from 100,000,000 to 250,000,000 and increase the number of authorized shares of the Company’s preferred stock, par value $0.001 per share (“Preferred Stock”), from 10,000,000 to 25,000,000. The increase in the number of authorized shares of the Company’s Common Stock and Preferred Stock was effected pursuant to an amendment (the “Amendment”) filed with the Secretary of State of the State of Nevada on May 22, 2012. A copy of the Amendment is attached as Exhibit 3.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals. The proposals are described in detail in the Company’s definitive proxy statement dated April 20, 2012.

As of April 5, 2012, the Company’s record date, there were a total of 51,893,571 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The only voting class of the Company’s equity securities is its Common Stock. Each share of Common Stock was entitled to one vote on each matter to be voted on at the Annual Meeting. At the Annual Meeting, 40,635,637 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The final results for the votes regarding each proposal are set forth below.

Proposal Number One:	To elect five directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non Votes
William Schonbrun	36,698,851	0	78,655	3,858,131
Robert W. (Bob) Garnett	36,698,851	0	78,655	3,858,131
Steven D. Moulton	36,698,851	0	78,655	3,858,131
Gordon C. McDougall	36,649,651	49,200	78,655	3,858,131
Amish Shah	36,696,879	1,954	78,655	3,858,131

Proposal Number Two:
To amend the Articles of Incorporation of the Company to increase the authorized common stock from 100,000,000 shares, par value $0.001, to 250,000,000 shares, par value $0.001.  The results of the vote were as follows:

For	Against	Abstain	Broker Non Votes
33,942,341	334,165	1,000	3,858,131

Proposal Number Three:
To amend the Articles of Incorporation of the Company to increase the authorized preferred stock from 10,000,000 shares, par value $0.001, to 25,000,000 shares, par value $0.001, the rights, privileges, and preferences of which may be set by the Board of Directors without further shareholder approval.  The results of the vote were as follows:

For	Against	Abstain	Broker Non Votes
33,943,789	332,717	1,000	3,858,131

Proposal Number Four:	To approve the Bitzio, Inc. 2012 Omnibus Securities Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non Votes
36,554,909	218,859	3,738	3,858,131

Proposal Number Five:
To ratify the appointment of Sadler, Gibb & Associates, L.L.C., as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2012.  The results of the vote were as follows:

For	Against	Abstain	Broker Non Votes
40,635,637	0	0	0

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amendment to the Articles of Incorporation of Bitzio, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: May 31, 2012		/s/ William Schonbrun
	By:	William Schonbrun
	Its:	President and Chief Executive Officer